Exhibit 99.1


               CERTIFICATION OF CHIEF EXECUTIVE OFFICER REGARDING

                 PERIODIC REPORT FILED PURSUANT TO SECTION 13(A)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


     I, Ramesh C. Pandey Ph. D. certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


     To the best of my knowledge and belief, the Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 14, 2002 by Xechem International Inc. and to which this certification is appended (the "Periodic Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Xechem International Inc.

Date: August 14, 2002


                                        /s/  Ramesh C. Pandey
                                        -------------------------------------
                                        Ramesh C. Pandey, Ph.D.
                                        President/Chief Executive Officer and
                                        Chief Financial Officer